PROSPECTUS

March 28, 2013

American Beacon Bridgeway Large Cap Value Fund

A CLASS [BWLAX]
C CLASS [BWLCX]
Y CLASS [BWLYX]
INSTITUTIONAL CLASS [BRLVX]
INVESTOR CLASS [BWLIX]

American Beacon Holland Large Cap Growth Fund

A CLASS [LHGAX]
C CLASS [LHGCX]
Y CLASS [LHGYX]
INSTITUTIONAL CLASS [LHGIX]
INVESTOR CLASS [LHGFX]

American Beacon Stephens Small Cap Growth Fund

A CLASS [SPWAX]
C CLASS [SPWCX]
Y CLASS [SPWYX]
INSTITUTIONAL CLASS [STSIX]
INVESTOR CLASS [STSGX]

American Beacon Stephens Mid-Cap Growth Fund

A CLASS [SMFAX]
C CLASS [SMFCX]
Y CLASS [SMFYX]
INSTITUTIONAL CLASS [SFMIX]
INVESTOR CLASS [STMGX]

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund’s prospectus is accurate or complete, nor does it judge the investment merits of the Funds. To state otherwise is a criminal offense.

Table of Contents

Fund Summaries

American Beacon Bridgeway Large Cap Value Fund	3
American Beacon Holland Large Cap Growth Fund	8
American Beacon Stephens Small Cap Growth Fund	13
American Beacon Stephens Mid-Cap Growth Fund	19

Additional Information About the Funds

Additional Information About Investment Policies and Strategies	24
Additional Information About Investments	25
Additional Information About Risks	26
Additional Information About Performance Benchmarks	30

Fund Management

The Manager	32
The Sub-Advisors	33
Valuation of Shares	34

About Your Investment

Choosing Your Share Class	35
Purchase and Redemption of Shares	39
General Policies	45
Frequent Trading and Market Timing	47
Distributions and Taxes	49

Additional Information

Distribution and Service Plans	51
Portfolio Holdings	51
Delivery of Documents	51
Financial Highlights	52
Back Cover

American Beacon
Bridgeway Large Cap Value FundSM

Investment Objective

The Fund seeks to provide long-term total return on capital, primarily through capital appreciation and some income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 35 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 43 of  the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)
	Share classes
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Institutional	Investor

Management fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	1.46%	5.31%	3.25%	1.23%	1.76%
Total annual fund operating expenses	2.21%	6.81%	3.75%	1.73%	2.26%
Expense reduction and reimbursement	0.87%	4.72%	2.81%	0.89%	1.04%
Total annual fund operating expenses after expense reduction and reimbursement1	1.34%	2.09%	0.94%	0.84%	1.22%

1
The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class, Institutional Class and Investor Class of the Fund for Other Expenses through April 30, 2014, to the extent that Total Annual Fund Operating Expenses for the Fund exceed 1.34%, 2.09%, 0.94%, 0.84% and 1.22% for the A Class, C Class, Y Class, Institutional Class and Investor Class, respectively (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$ 704	$ 1,148	$ 1,617	$ 2,908
C	$ 312	$ 1,588	$ 2,915	$ 6,028
Y	$ 96	$ 887	$ 1,698	$ 3,814
Institutional	$ 86	$ 458	$ 855	$ 1,966
Investor	$ 124	$ 606	$ 1,115	$ 2,514

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$212	$1,588	$2,915	$6,028

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a diversified portfolio of large stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Under normal market conditions, at least 80% of Fund net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap category at the time of purchase. For purposes of the Fund’s investment portfolio, “large-cap stocks” are those whose market capitalization (stock market worth) falls within the range of the Russell 1000® Index at the time of investment. The Russell 1000® Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2012, the market capitalizations of the companies in the Russell 1000® Index ranged from $0.3 billion to $498.4 billion.

The Fund’s sub-advisor, Bridgeway Capital Management, Inc. (“Bridgeway Capital”), selects stocks within the large-cap value category for the Fund using a proprietary statistically driven approach. Value stocks are those Bridgeway Capital believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. Generally, these are stocks represented in the Russell 1000® Value Index, plus large stocks with similar “value” characteristics. The Russell 1000® Value Index includes those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The decision to sell a stock is usually made based on the relative attractiveness of new statistical model recommendations, deteriorating financial strength of a company, portfolio risk considerations, and corporate actions or other external factors that may drive a stock’s future price movements.

The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges (collectively referred to as “stocks”).

The Fund may also invest cash balances in other investment companies including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

While the Fund is actively managed for long-term total return, Bridgeway Capital seeks to minimize capital gains distributions as part of a tax management strategy. The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

The income objective of the Fund, which is a secondary objective, is achieved almost exclusively from dividend-paying stocks held by the Fund. However, not all stocks held by the Fund pay dividends.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Capital Gains Risk
If the Fund experiences extensive redemptions, the sub-advisor might need to sell some stocks, which could create capital gains.

Equity Investments Risk
Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk
The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk
Futures contracts are a type of derivative investment.  A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities or other underlying assets held by the Fund and the prices of futures contracts.  There may not be a liquid secondary market for the futures contract.  When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk
Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Value Companies Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. A value approach could also result in fewer securities that increase rapidly during times of market gains. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Russell 1000® Value Index, which is the Fund’s primary benchmark and is a broad measure of market performance. The Lipper Large-Cap Value Funds Index shows how the Fund’s performance compares to a composite of mutual funds with similar investment objectives.

The performance of the Fund’s Investor Class shares shown in the chart and table below represent the returns achieved by the Class N shares of the Fund’s predecessor from October 31, 2003 to February 3, 2012, and the performance of the Investor Class shares from February 3, 2012 through December 31, 2012.  The table below also shows the performance of the Fund’s A Class, C Class, Y Class and Institutional Class shares.  The Institutional Class shares of the Fund have adopted the performance history and financial statements of the Class N shares of the Fund's predecessor.  Performance for the A Class, C Class, Y Class and Institutional Class shares represents the returns achieved by the Class N shares of the Fund’s predecessor from October 31, 2003 to February 3, 2012, and the performance of each of the Fund’s respective share classes from February 3, 2012 through December 31, 2012.  In each case, the newer share classes would have had similar annual returns to the Class N shares because the shares of each class represent investments in the same portfolio securities.  However, because the Class N shares had lower expenses than the Fund’s A Class, C Class and Y Class shares now have, its performance was better than the A Class, C Class and Y Class shares would have realized had the A Class, C Class and Y Class shares been in existence since October 31, 2003.  Since the Class N shares had higher expenses than the Fund’s Institutional Class shares now have, its returns were lower than the Institutional Class shares would have realized in the same period.  The performance of the Fund and its predecessor do not reflect sales charges.  If sales charges were reflected, returns would be lower.  You may obtain updated performance information on the Funds’ website at www.americanbeaconfunds.com.  Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

Year-By-Year Percentage Returns as of 12/31 of Each Year1

1The bar chart previously reflected the performance of the Fund's Institutional Class shares.  The bar chart currently shows the performance of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended December 31, 2012.

Highest Quarterly Return:	17.07%
(1/1/04 through 12/31/12)	(3rd Quarter 2009)
Lowest Quarterly Return:	-21.57%
(1/1/04 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns2
	For the periods ended December 31, 2012
	Inception Date of Class
Investor Class	2/3/2012	1 Year	5 Years	Since Inception
Return Before Taxes		17.68%	1.70%	7.01%
Return After Taxes on Distributions		17.38%	1.42%	6.72%
Return After Taxes on Distributions and Sale of Fund Shares		11.90%	1.39%	6.11%

Share Class (before taxes)	Inception Date of Class	1 Year	5 Years	Since Inception (10/31/2003)
A	2/3/2012	17.53%	1.68%	6.99%
C	2/3/2012	16.96%	1.58%	6.93%
Y	2/3/2012	17.98%	1.75%	7.04%
Institutional	10/31/2003	18.06%	1.77%	7.04%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	Since Inception (10/31/2003)
Russell 1000® Value Index	17.51%	0.59%	5.87%
Lipper Large-Cap Value Funds Index	15.87%	0.17%	4.99%

2
After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s investment sub-advisor is Bridgeway Capital Management, Inc.

Portfolio Managers

Bridgeway Capital Management, Inc.
John Montgomery Investment Management Team Leader	Since Fund Inception (2003)*
Elena Khoziaeva Investment Management Team Member	Since 2005**
Michael Whipple Investment Management Team Member	Since 2005**
Rasool Shaik Investment Management Team Member	Since 2007**

*Predecessor Fund inception date.

**Including Predecessor Fund.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121-9643, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class and Investor Class shares and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

 Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

American Beacon
Holland Large Cap Growth FundSM

Investment Objective

The Fund primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 35 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 43 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	C	Y	Institutional	Investor
Management fees	0.54%	0.54%	0.54%	0.54%	0.54%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	1.94%	4.63%	9.64%	0.78%	0.90%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses1	2.74%	6.18%	10.19%	1.33%	1.45%
Expense reduction and reimbursement	1.34%	4.03%	9.19%	0.43%	0.17%
Total annual fund operating expenses after expense reduction and reimbursement2	1.40%	2.15%	1.00%	0.90%	1.28%

1	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2	The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class, Institutional Class and Investor Class of the Fund for Other Expenses through April 30, 2014, to the extent that Total Annual Fund Operating Expenses for the Fund exceed 1.39%, 2.14%, 0.99%, 0.89% and 1.27% for the A Class, C Class, Y Class, Institutional Class and Investor Class, respectively (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$709	$1,257	$1,829	$3,377
C	$318	$1,474	$2,701	$5,643
Y	$102	$2,113	$3,921	$7,681
Institutional	$ 92	$ 379	$ 688	$1,564
Investor	$130	$ 442	$ 776	$1,720

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$218	$1,474	$2,701	$5,643

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in equity securities of large-capitalization growth companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of large market capitalization companies at the time of purchase.

The Fund considers large market capitalization companies to be companies that have market capitalizations within the market capitalizations of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of approximately 1,000 of the largest U.S. companies based on total market capitalization. As of December 31, 2012, the market capitalizations of the companies in the Russell 1000 Index ranged from $0.3 billion to $498 billion.

In pursuing its investment objective, the Fund maintains a diversified portfolio of equity securities of companies that the Fund’s sub-advisor, Holland Capital Management LLC, regards as high quality companies based on earnings growth faster than the general market, reasonable valuations, strong financial condition, strong management and superior industry positions. Equity securities include common stocks, preferred stocks, securities convertible into common stock, U.S. dollar denominated foreign stock traded on U.S. exchanges, real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”). The Fund invests primarily in U.S. companies. The Fund may invest up to 20% of its total assets in securities of foreign issuers that exhibit the growth characteristics mentioned above.

The Fund may also invest cash balances in other investment companies including money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Investments Risk
Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, U.S. dollar-denominated foreign stocks traded on U.S. exchanges, REITs and ADRs. Investing in such securities may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities.

Foreign Exposure Risk
The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk
Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities or other underlying assets held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style could cause the Fund to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk
Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market.   From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Russell 1000® Growth Index, a broad measure of market performance.

The Investor Class, A Class and Institutional Class shares of the Fund have adopted the performance history and financial statements of the Investor Shares, A Shares and Institutional Shares, respectively, of the Fund’s predecessor. The performance of the Fund’s Investor Class shown in the chart and table below represents the returns achieved by the Investor Shares of the Fund’s predecessor from December 31, 2002 to March 23, 2012, and the performance of the Investor Class shares from March 23, 2012 through December 31, 2012. The table also shows the performance of the A Class, Institutional Class, C Class and Y Class shares of the Fund. The performance shown for the A Class and Institutional Class shares of the Fund represents: (1) the returns achieved by the Investor Shares of the Fund’s predecessor from December 31, 2002 to February 1, 2010 and March 1, 2010, the inception dates of the predecessor Fund’s A Shares and Institutional Shares, respectively; (2) the performance of the predecessor Fund’s A Shares and Institutional Shares from inception to March 23, 2012; and (3) the performance of the Fund’s A Class and Institutional Class shares from March 23, 2012 through December 31, 2012. Returns shown for the Fund’s C Class and Y Class shares represent the returns achieved by the Investor Shares of the predecessor Fund from December 31, 2002 through March 23, 2012 and the performance of the C Class and Y Class shares respectively, from March 23, 2012 through December 31, 2012. In each case, the newer share classes would have had similar annual returns to the predecessor Fund’s Investor Shares, A Shares and Institutional Shares because the shares of each class represent investments in the same portfolio securities. However, because the Investor Shares had lower expenses than the Fund’s A Class and C Class now have, its performance was better than the A Class and C Class would have realized had the A Class and C Class shares been in existence since December 31, 2002. Since the Investor Shares had higher expenses than the Fund’s Institutional Class and Y Class now have, its performance was lower than the Institutional Class and Y Class would have realized in the same period. The performance of the Fund and the Fund’s predecessor do not reflect sales charges. If sales charges were reflected, returns would be lower. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

Year-By-Year Percentage Returns as of 12/31 of Each Year

Highest Quarterly Return:	17.07%
(1/1/03 through 12/31/12)	(2nd Quarter 2009)
Lowest Quarterly Return:	-21.57%
(1/1/03 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns1
	For the periods ended December 31, 2012
	Inception Date of Class
Investor Class	4/29/1996	1 Year	5 Years	10 Years
Return Before Taxes		12.18%	3.68%	6.86%
Return After Taxes on Distributions		11.30%	3.38%	6.59%
Return After Taxes on Distributions and Sale of Fund Shares		9.11%	3.14%	6.01%

Share Class (before taxes)	Inception Date of Class	1 Year	5 Years	10 Years
A	2/1/2010	12.05%	3.64%	6.85%
C	3/23/2012	11.39%	3.52%	6.78%
Y	3/23/2012	12.41%	3.78%	6.92%
Institutional	3/1/2010	12.57%	3.81%	6.93%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 1000® Growth Index	15.26%	3.12%	7.52%
Lipper Large-Cap Growth Funds Index	15.92%	1.01%	6.39%

1
After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s investment sub-advisor is Holland Capital Management LLC (“Holland Capital”).

Portfolio Managers

Holland Capital Management LLC
Monica L. Walker Portfolio Manager	Since Fund Inception (1996)*
Carl R. Bhathena Portfolio Manager	Since 2009**

*Predecessor Fund inception date

**Including Predecessor Fund

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121-9643, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class and Investor Class shares and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

American Beacon
Stephens Small Cap Growth FundSM

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 35 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 43 of the statement of additional information.

Shareholder fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	C	Y	Institutional	Investor
Management fees	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	1.11%	4.43%	1.33%	0.48%	0.84%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%

Total annual fund operating expenses1	2.10%	6.17%	2.07%	1.22%	1.58%

Expense reduction and reimbursement	0.49%	3.81%	0.86%	0.11%	0.21%

Total annual fund operating expenses after expense reduction and reimbursement2	1.61%	2.36%	1.21%	1.11%	1.37%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2
The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class, Institutional Class, and Investor Class of the Fund for Other Expenses through April 30, 2014 to the extent that Total Annual Fund Operating Expenses for the Fund exceed 1.59%, 2.34%, 1.19%, 1.09% and 1.35% for the A Class, C Class, Y Class, Institutional Class, and Investor Class, respectively (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes
	1 year	3 years	5 years	10 years
A	$729	$1,151	$1,597	$2,831
C	$339	$1,491	$2,714	$5,649
Y	$123	$ 565	$1,034	$2,332
Institutional	$113	$ 376	$ 659	$1,466
Investor	$139	$ 478	$ 840	$1,861

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$239	$1,491	$2,714	$5,649

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of investment, of $3 billion or less.

Most of the assets of the Fund are invested in U.S. common stocks the sub-advisor, Stephens Investment Management Group, LLC (“SIMG”), believes have clear indicators of future earnings growth, or that demonstrate other potential for growth of capital. The Fund may invest in other securities, including preferred stock, securities convertible into common stock, U.S dollar denominated foreign stock traded on U.S. exchanges, American Depositary Receipts (“ADRs”) and real estate investment trusts (“REITs”). In selecting companies for the Fund, SIMG employs quantitative analysis and fundamental research with a focus on earnings growth. SIMG will sell a security when appropriate and consistent with the Fund’s investment objectives and policies.

The Fund may also invest cash balances in money market funds and may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Investments Risk
Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated foreign stock traded on U.S. exchanges, REITs, and ADRs. Investing in such securities may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk
The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style could cause the Fund to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk
Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Russell 2000® Growth Index, which is the Fund’s primary benchmark and is a broad measure of market performance. In addition, the Fund’s performance is compared to the Standard & Poor’s Composite Stock Index (“S&P 500® Index”), which is the Fund’s secondary index and is provided to offer a broader market perspective.

The Investor Class and Institutional Class shares of the Fund have adopted the performance history and financial statements of the Class A and Class I shares, respectively, of the Fund’s predecessor. The performance of the Fund’s Investor Class shares shown in the chart and table below represents the returns achieved by the Class A shares of the Fund’s predecessor from December 1, 2005 to February 24, 2012 and the performance of the Fund’s Investor Class shares from February 24, 2012 through December 31, 2012.  The table below also shows the performance of the A Class, C Class, Y Class and Institutional Class shares of the Fund.  The performance shown for the Institutional Class shares of the Fund represents: (1) the returns achieved by the Class A shares of the Fund’s predecessor from December 1, 2005 to August 31, 2006, the inception date of the predecessor Fund’s Class I shares; (2) the performance of the Class I shares from inception to February 24, 2012; and (3) the performance of the Institutional Class shares from February 24, 2012 through December 31, 2012. Returns shown for the Fund’s Y Class, A Class and C Class shares represent the returns achieved by the Class A shares of the Fund’s predecessor from December 1, 2005 to February 24, 2012, and the performance of the Y Class, A Class and C Class shares, respectively, from February 24, 2012 through December 31, 2012.  In each case, the newer shares classes would have had similar annual returns to the predecessor Fund’s Class A and Class I shares because the shares of each class represent investments in the same portfolio securities.  However, because the Class A shares of the predecessor Fund had higher expenses than the Fund’s Institutional Class and Y Class shares now have, the total returns were lower than the Institutional Class and Y Class shares would have realized had the Institutional Class and Y Class shares been in existence since December 1, 2005.  Since the Investor Class shares had lower expenses than the Fund’s A Class and C Class shares now have, its performance was better than the performance of the A Class and C Class shares would have realized in the same period. The performance of the Fund and the Fund’s predecessor do not include sales charges.  If sales charges were reflected, returns would be lower. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

Year-By-Year Percentage Returns as of 12/31 of each Year

Highest Quarterly Return:	23.02%
(12/1/05 through 12/31/12)	(2nd Quarter 2009)
Lowest Quarterly Return:	-25.54%
(12/1/05 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns1
	For the periods ended December 31, 2012
	Inception Date of Class
Investor Class	12/1/2005	1 Year	5 Years	Since Inception (12/1/2005)
Return Before Taxes		15.92%	3.91%	5.47%
Return After Taxes on Distributions		14.81%	3.43%	5.13%
Return After Taxes on Distributions and Sale of Fund Shares		11.81%	3.33%	4.73%

Share Class (before taxes)	Inception Date of Class	1 Year	5 Years	Since Inception (12/1/2005)
A	2/24/2012	15.74%	3.88%	5.45%
C	2/24/2012	15.04%	3.75%	5.36%
Y	2/24/2012	16.19%	3.96%	5.51%
Institutional	8/31/2006	16.23%	4.17%	6.79%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	Since Inception (12/1/2005)
Russell 2000® Growth Index	14.59%	3.49%	5.26%
Lipper Small-Cap Growth Funds Index	14.95%	2.09%	4.27%
S&P 500 Index	16.00%	1.66%	4.07%

1
After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s investment sub-advisor is Stephens Investment Management Group, LLC.

Portfolio Managers

Stephens Investment Management Group, LLC
Ryan Crane Senior Portfolio Manager	Since Fund Inception (2005)*
John Thornton Co-Portfolio Manager	Since Fund Inception (2005)*
Kelly Ranucci Co-Portfolio Manager	Since 2011**
Sam Chase Co-Portfolio Manager	Since 2011**

*Predecessor Fund inception date.

**Includes Predecessor Fund.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121-9643, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

American Beacon
Stephens Mid-Cap Growth FundSM

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 35 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 43 of the statement of additional information.

Shareholder fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Institutional	Investor
Management fees	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses1	0.99%	12.95%	3.26%	0.69%	1.08%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%

Total annual fund operating expenses	1.84%	14.55%	3.86%	1.29%	1.68%

Expense reduction and reimbursement	0.34%	12.30%	2.76%	0.29%	0.30%

Total annual fund operating expenses after expense reduction and reimbursement2	1.50%	2.25%	1.10%	1.00%	1.38%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2
The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class, Institutional Class, and Investor Class of the Fund for Other Expenses through April 30, 2014 to the extent that Total Annual Fund Operating Expenses for the Fund exceed 1.49%, 2.24%, 1.99%, 0.09% and 1.37% for the A Class, C Class, Y Class, Institutional Class, and Investor Class, respectively (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$719	$1,089	$1,483	$2,583
C	$328	$2,940	$5,158	$9,096
Y	$112	$ 923	$1,753	$3,913
Institutional	$102	$ 381	$ 680	$1,531
Investor	$141	$ 501	$ 885	$1,962

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$ 228	$ 2,940	$ 5,158	$9,096

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium capitalization companies. The Fund considers a company to be a medium capitalization company if it has a market capitalization, at the time of investment, between $1 billion and the market capitalization of the largest company in the Russell Midcap® Index, which was $25.0 billion as of December 31, 2012.

Most of the assets of the Fund are invested in U.S. common stocks Stephens Investment Management Group, LLC (“SIMG”) believes have clear indicators of future earnings growth, or that demonstrate other potential for growth of capital. The Fund may invest in other securities, including preferred stock, securities convertible into common stock, U.S dollar denominated foreign stock traded on U.S. exchanges, American Depositary Receipts (“ADRs”) and real estate investment trusts (“REITs”). In selecting companies for the Fund, SIMG employs quantitative analysis and fundamental research with a focus on earnings growth. SIMG will sell a security when appropriate and consistent with the Fund’s investment objectives and policies.

The Fund may also invest cash balances in other investment companies, including money market funds.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Investments Risk
Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated foreign stocks traded on U.S. exchanges, REITs, and ADRs. Investing in such securities may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk
The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style could cause the Fund to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.  Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk
Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Russell Midcap® Growth Index, which is the Fund’s primary benchmark and is a broad measure of market performance. In addition, the Fund’s performance is compared to the S&P 500® Index, which is the Fund’s secondary index and is provided to offer a broader market perspective.

The Investor Class and Institutional Class shares of the Fund have adopted the performance history and financial statements of the Class A and Class I shares, respectively, of the Fund’s predecessor.  The performance of the Fund’s Investor Class shares shown in the chart and table below represents the returns achieved by the Class A shares of the Fund’s predecessor from February 1, 2006 to February 24, 2012, and the performance of the Investor Class from February 24, 2012 through December 31, 2012.  The table below also shows the performance of the A Class, C Class, Y Class and Institutional Class shares of the Fund.  The performance shown for the Institutional Class shares of the Fund represents: (1) the returns achieved by the Class A Shares of the Fund’s predecessor from February 1, 2006 to August 31, 2006, the inception date of the predecessor Fund’s Class I shares; (2) the performance of the Class I shares from inception to February 24, 2012; and (3) the performance of the Institutional Class shares from February 24, 2012 through December 31, 2012.  Returns shown for the Fund’s Y Class, A Class and C Class shares represent the returns achieved by the Class A shares of the Fund’s predecessor from February 1, 2006 to February 24, 2012, and the performance of the Y Class, A Class and C Class shares, respectively, from February 24, 2012 through December 31, 2012.  In each case, the newer share classes would have had similar annual returns to the predecessor Fund’s Class A and Class I shares because the shares of each class represent investments in the same portfolio securities.  However, because the Class A shares of the predecessor Fund had higher expenses than the Fund’s Institutional Class and Y Class shares now have, the total returns were lower than the Institutional Class and Y Class shares would have realized had the Y Class shares been in existence since February 1, 2006.  Since the Investor Class shares had lower expenses than the Fund’s A Class and C Class shares now have, its performance was better than the performance of the A Class and C Class shares would have realized in the same period.  The performance of the Fund and the Fund’s predecessor do not include sales charges.  If sales charges were reflected, returns would be lower. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

Year-By-Year Percentage Returns as of 12/31 of each Year

Highest Quarterly Return:	16.31%
(2/1/06 through 12/31/12)	(3rd Quarter 2009)
Lowest Quarterly Return:	-28.39%
(2/1/06 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns1
	For the periods ended December 31, 2012
	Inception Date of Class
Investor Class	2/1/2006	1 Year	5 Years	Since Inception
Return Before Taxes		14.75%	2.71%	4.89%
Return After Taxes on Distributions		14.65%	2.69%	4.88%
Return After Taxes on Distributions and Sale of Fund Shares		9.72%	2.32%	4.24%

Share Class (before taxes)	Inception Date of Class	1 Year	5 Years	Since Inception
A	2/24/2012	14.75%	2.71%	4.89%
C	2/24/2012	14.26%	2.62%	4.82%
Y	2/24/2012	15.26%	2.80%	4.96%
Institutional	8/31/2006	15.19%	2.99%	7.12%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	Since Inception (2/1/2006)
Russell Mid-Cap® Growth Index	15.81%	3.23%	4.59%
Lipper Mid-Cap Growth Funds Index	13.37%	1.49%	4.53%
S&P 500 Index	16.00%	1.66%	3.78%

1
After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s investment sub-advisor is Stephens Investment Management Group, LLC

Portfolio Managers

Stephens Investment Management Group, LLC
Ryan Crane Senior Portfolio Manager	Since Fund Inception (2006)*
John Thornton Co-Portfolio Manager	Since Fund Inception (2006)*
Kelly Ranucci Co-Portfolio Manager	Since 2011**
Sam Chase Co-Portfolio Manager	Since 2011**

*Predecessor Fund inception date

**Including Predecessor Fund

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121-9643, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds’ investment policies, their principal strategies and risks and performance benchmarks. However, this prospectus does not describe all of a Fund’s investment practices. For additional information, please see the Funds’ statement of additional information (“SAI”), which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objectives
▶	The American Beacon Bridgeway Large Cap Value Fund’s investment objective is long-term total return on capital, primarily through capital appreciation and some income.

▶	The American Beacon Holland Large Cap Growth Fund’s investment objective is long-term growth of capital. The receipt of dividend income is a secondary consideration.

▶	The American Beacon Stephens Small Cap Growth Fund’s investment objective is long-term growth of capital.

▶	The American Beacon Stephens Mid-Cap Growth Fund’s investment objective is long-term growth of capital.

Except for the American Beacon Holland Large Cap Growth Fund, each Fund’s investment objective is “non-fundamental”, which means that it may be changed by the Fund’s Board of Trustees (“Board”) without the approval of the Fund’s shareholders.  The American Beacon Holland Large Cap Growth Fund’s investment objective is fundamental, which means it may not be changed without the approval of the Fund’s shareholders.

80% Investment Policies
▶
The American Beacon Bridgeway Large Cap Value Fund has a non-fundamental policy to invest under normal market conditions at least 80% of Fund net assets (plus borrowings for investment purposes), in stocks from among those in the large-cap category at the time of purchase.

▶
The American Beacon Holland Large Cap Growth Fund has a non-fundamental policy to invest under normal market conditions at least 80% of its net assets (plus the amount of any borrowing for investment purposes), in equity securities of large market capitalization companies at the time of purchase.

▶
The American Beacon Stephens Small Cap Growth Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies.

▶
The American Beacon Stephens Mid-Cap Growth Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium capitalization companies.

If a Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy
Each Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment goal.

Additional Information About the Management of the Funds

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager may allocate the assets of each Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds.

The Manager:
●	develops overall investment strategies for each Fund,
●	selects and changes sub-advisors,

●	allocates assets among sub-advisors,
●	monitors and evaluates the sub-advisors’ investment performance,
●	monitors the sub-advisors’ compliance with each Fund’s investment objectives, policies and restrictions,
●	oversees a Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable, and
●	invests the portion of Fund assets that a sub-advisor determines should be allocated to short-term investments to the extent applicable.

Each of the Funds’ assets are currently  allocated by the Manager to one respective sub-advisor.  Each sub-advisor has full discretion to purchase and sell securities for the Fund’s assets in accordance with the Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager does not reassess individual security selections made by the sub-advisors for their portfolios.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, but subject to approval of the Funds’ Board. The prospectus will be supplemented if additional sub-advisors are retained or the contract with any existing sub-advisor is terminated.  Each Fund’s subadvisory arrangements are set forth below.

American Beacon Bridgeway Large Cap Value Fund

●   Bridgeway Capital Management, Inc.

American Beacon Holland Large Cap Growth Fund

●   Holland Capital Management, LLC

American Beacon Stephens Small Cap Growth Fund

●   Stephens Investment Management Group, LLC

American Beacon Stephens Mid-Cap Growth Fund

●   Stephens Investment Management Group, LLC

Additional Information About Investments

This section provides more detailed information regarding the investments the Funds may invest in as well as information regarding the Funds’ strategy with respect to investment of cash balances.

Cash Management Investments
A Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (“1940 Act”), including money market funds that are sponsored or advised by the Manager or a sub-advisor. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which a Fund invests, such as advisory fees charged by the Manager to any applicable money market funds sponsored by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that a Fund would have derived from other investments that would provide liquidity.

To gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, the American Beacon Bridgeway Large Cap Value Fund and the American Beacon Holland Large Cap Growth Fund also may purchase and sell futures contracts on a daily basis that relate to securities in which they may invest directly and indices comprised of such securities. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, a Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. Because a Fund will have market exposure simultaneously in both the invested securities and futures contracts, a Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Equity Investments
A Fund’s equity investments may include:
1.
American Depositary Receipts. ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. ADRs may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored ADRs, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored ADRs may not entitle a Fund to the same benefits and rights as ownership of a sponsored ADR or the underlying security.

2.
Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be exchange-traded or over-the-counter. Over-the-counter stock may be less liquid than exchange-traded stock.

3.
Convertible Securities. Convertible securities are generally preferred stocks and other securities, including bonds and warrants that are convertible into or exercisable for common stock at a stated price or rate.  Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While typically providing a fixed-income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

4.
Preferred Stock. Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

5.
Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that own, and usually operate, income producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies the risk factors of each Fund in light of their respective principal investment strategies. These risks are explained in the following table.

Risk	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid-Cap Growth Fund
Capital Gains Risk	X
Convertible Securities Risk	X		X	X
Equity Investments Risk	X	X	X	X
Foreign Exposure Risk	X	X	X	X
Futures Contracts Risk	X	X
Growth Companies Risk		X	X	X
Interest Rate Risk			X	X
Investment Risk	X	X	X	X
Issuer Risk	X	X	X	X
Large Capitalization Companies Risk	X	X
Market Events Risk	X	X	X	X
Market Risk	X	X	X	X
Mid-Capitalization Companies Risk			X	X
Other Investment Companies Risk	X	X	X	X
Securities Lending Risk			X
Securities Selection Risk	X	X	X	X
Small Capitalization Companies Risk			X	X
Value Companies Risk	X

Capital Gains Risk
If a Fund experiences extensive redemptions, the sub-advisor might need to sell some stocks, which could create capital gains.

Convertible Securities Risk
The value of a convertible security (“convertible”) is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

Equity Investments Risk
Equity securities generally are subject to market risk. A Fund’s investments in equity securities may include common stock, preferred stocks, securities convertible into U.S. common stocks, ADRs and REITS. Such investments may expose the Funds to additional risks.
●	American Depositary Receipts. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities. See “Foreign Exposure Risk” below.
●
Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.
●	Convertible Securities. Convertible securities may be subject to market risk, credit risk and interest rate risk. See “Convertible Securities Risk” above.
●
Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline.  Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities.   Preferred stocks may also be subject to credit risk.

●
REITs. Real estate investment trusts or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, are subject to cash flow dependency and defaults by borrowers, and could fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code").  REITs typically incur fees that are separate from those incurred by a Fund. Accordingly, a Fund’s investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Foreign Exposure Risk
The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk
Futures contracts are a type of derivative investment.  A derivative refers to any financial  instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. A Fund may use derivatives for hedging, and to create leverage. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a Fund’s investment portfolio manager incorrectly forecasts stock market values, the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage can expose a Fund to greater risk and increase its costs.  Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.

There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts.  There may not be a liquid secondary market for the futures contract.  In addition, the Fund bears the risk of loss of the amount expected to be received under a forward contract When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund’s rights as a creditor. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in an out favor, depending on market conditions and investor sentiment. A Fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Interest Rate Risk
A Fund is subject to the risk that the market value of the preferred stocks or fixed income securities it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. When interest rates rise, the prices of most preferred stocks or fixed income securities go down. The prices of fixed income securities are also affected by their maturity. Fixed income securities with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Risk
An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk
Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide which could adversely affect the Funds.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund’s shares. Equity investments are subject to stock market risk, which involves the possibility that the value of a Fund’s investments in stocks will decline due to drops in the stock market due to general market, regulatory, political and economic conditions. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Fixed-income market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper a Fund’s ability to purchase and sell the debt securities.  Fixed income market risk also involves the possibility that the value of a Fund’s investments in high yield securities will decline due to drops in the overall high yield bond market.  Changes in the economic climate, investor perceptions and stock market volatility also can cause the prices of a Fund’s fixed-income and high yield investments to decline regardless of the conditions of the issuers held by a Fund.

From time to time, certain investments held by a Fund may have limited marketability and may be difficult to sell at favorable times or prices. If a Fund is forced to sell such holdings to meet redemption requests or other cash needs, a Fund may have to sell them at a loss.

Mid-Capitalization Companies Risk
Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large-capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Other Investment Companies Risk
A Fund may invest in shares of other registered investment companies, including ETFs, business development companies, and money market funds. To the extent that a Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to a Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Lending Risk
A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, a Fund’s securities lending agent may indemnify a Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions

Securities Selection Risk
Securities selected by the sub-advisor or the Manager may not perform to expectations.  This could result in a Fund’s underperformance compared to other funds with similar investment objectives.

Small Capitalization Companies Risk
Investments in small capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Value Companies Risk
Investments in value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. This may result in the value stocks’ prices remaining undervalued for extended periods of time. While a Fund’s investments in value stocks may limit its downside risk over time, a Fund may produce more modest gains than riskier other stock funds as a trade-off for this potentially lower risk. A Fund’s performance also may be affected adversely if value stocks become unpopular with or lose favor among investors. Different investment styles tend to shift in and out favor, depending on market conditions and investor sentiment. A Fund’s value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Additional Information About Performance Benchmarks

In this prospectus, the annual total return of each Fund is compared to a broad-based market index and a  composite of mutual funds.   Set forth below is additional information regarding the index and composite to which each Fund’s performance is compared.

American Beacon Bridgeway Large Cap Value Fund

The Fund’s performance is compared to the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index.
● The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.
●
The Lipper Large-Cap Value Funds Index is a composite of mutual funds compiled by Lipper, Inc. (“Lipper”) and tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category.

American Beacon Holland Large Cap Growth Fund

The Fund’s performance is compared to the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index.
● The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
●
The Lipper Large-Cap Growth Funds Index is a composite of mutual funds compiled by Lipper, Inc. (“Lipper”) and tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds category.

American Beacon Stephens Small Cap Growth Fund

The Fund’s performance is compared to the Russell 2000® Growth Index, the S&P 500® Index, and the Lipper Small-Cap Growth Funds Index.
●
The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors.

● The S&P 500® Index is an unmanaged index of common stocks publicly traded in the United States.
●
The Lipper Small-Cap Growth Funds Index is a composite of mutual funds compiled by Lipper, Inc. (“Lipper”) and tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Growth Funds category.

American Beacon Stephens Mid-Cap Growth Fund

The Fund’s performance is compared to the Russell Midcap® Growth Index, the S&P 500® Index, and the Lipper Mid-Cap Growth Funds Index.
●
The Russell Midcap® Growth Index is an unmanaged index of those stocks in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

● The S&P 500® Index is an unmanaged index of common stocks publicly traded in the United States.
●
The Lipper Mid-Cap Growth Funds Index is a composite of mutual funds compiled by Lipper, Inc. (“Lipper”) and tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Growth Funds category.

Notices Regarding Index Data:

Lipper is an independent mutual fund research and ranking service.

S&P is a trademark of The McGraw-Hill Companies, Inc.
Russell 1000® Index, Russell 1000® Value Index, Russell 1000 Growth Index, Russell 2000® Growth Index , Russell Midcap® Index, Russell Midcap® Growth Index are registered trademarks of Frank Russell Company

American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”).  Russell is not responsible for and has not reviewed the American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund, and American Beacon Stephens Mid-Cap Growth Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Fund Management

The Manager

American Beacon Advisors, Inc. serves as the Manager of the Funds. The Manager, located at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, is a wholly-owned subsidiary of Lighthouse Holdings, Inc. The Manager was organized in 1986 to provide investment management, advisory, and administrative services. As of December 31, 2012, the Manager had approximately $45.8 billion of assets under management.

The Manager is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager is not registered as a commodity pool operator (“CPO”) with respect to the funds in this prospectus in reliance on the delayed compliance dated provided by No-Action Letter 1-38 of the Division of Swaps Dealer and Intermediary Oversight (“Division”) of the U.S.Commodity Futures Trading Commission (“CFTC”). Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until the later of June 30, 2013 or six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5 (the “Deadline”). Prior to the Deadline, the Manager will determine whether it must register as a CPO or whether it may rely on an exemption or exclusion from registration with respect to the Funds.

The management fees, including sub-advisory fees, paid by the Funds for the fiscal year ended December 31, 2012 net of reimbursements and shown as a percentage of the average net assets, were as follows:

Fund	Management Fees
American Beacon Bridgeway Large Cap Value Fund	0.50%
American Beacon Holland Large Cap Growth Fund	0.54%
American Beacon Stephens Small Cap Growth Fund	0.72%
American Beacon Stephens Mid-Cap Growth Fund	0.59%

The Manager also may receive up to 25% of the net monthly income generated from a Funds’ securities lending activities as compensation for oversight of the Funds' securities lending program, including the securities lending agent, Brown Brothers Harriman & Co. Currently, the Manager receives 10% of such income. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager. As of the date of this prospectus, only the American Beacon Stephens Small Cap Growth Fund intends to engage in securities lending activities.

 A discussion of the Board’s consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements between the sub-advisors and the Manager is available in the American Beacon Bridgeway Large Cap Value Fund’s annual report dated June 30, 2012, the American Beacon Holland Large Cap Growth Fund’s semi-annual report dated June 30, 2012, the American Beacon Stephens Small Cap Growth and American Beacon Stephens Mid-Cap Growth Funds’ semi-annual report dated May 31, 2012.

The team members listed below are responsible for the oversight of the sub-advisors, including reviewing the sub-advisors’ performance, allocating the Funds’ assets among the sub-advisor and the Manager, as applicable, and investing the portion of Fund assets that the sub-advisor determines should be allocated to short term investments.

Fund	Team Members
American Beacon Bridgeway Large Cap Value Fund	Adriana R. Posada, Wyatt L. Crumpler, Gene L. Needles
American Beacon Holland Large Cap Growth Fund	Cynthia M. Thatcher, Wyatt L. Crumpler, Gene L. Needles
American Beacon Stephens Small Cap Growth Fund	Cynthia M. Thatcher, Wyatt L. Crumpler, Gene L. Needles
American Beacon Stephens Mid-Cap Growth Fund	Cynthia M. Thatcher, Wyatt L. Crumpler, Gene L. Needles

Wyatt Crumpler is Chief Investment Officer and joined the Manager in January 2007. Gene L. Needles, Jr. has served as President and Chief Executive Officer of the Manager since April 2009. Prior to joining the Manager, Mr. Needles was President of Touchstone Investments from 2008 to 2009 and President and CEO of AIM Distributors from 2004 to 2007. Adriana R. Posada is Senior Portfolio Manager and joined the Asset Management team in October 1998. Cynthia M. Thatcher is Portfolio Manager, joined the Manager in December 1999, and is a CFA Charterholder.  Messrs. Crumpler and Needles are responsible for recommending sub-advisors to the Funds’ Board of Trustees.  Mses. Posada and Thatcher and Mr. Crumpler oversee the sub-advisors, review the sub-advisors’ performance and allocate the Funds’ assets between the sub-advisor and the Manager, as applicable.

The Sub-Advisors

Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the day-to-day management of the Funds. The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

BRIDGEWAY CAPITAL MANAGEMENT, INC. (“Bridgeway Capital”), 20 Greenway Plaza, Suite 450, Houston, Texas 77046, is a registered investment adviser. Bridgeway Capital is a Texas corporation that was organized in 1993. As of December 31, 2012, Bridgeway Capital had approximately $2.0 billion in assets under management. Bridgeway Capital serves as sub-advisor to the American Beacon Bridgeway Large Cap Value Fund.

Investment decisions for the Fund are based on statistical models run by Bridgeway Capital’s Investment Management Team. Collectively, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

John Montgomery is the investment management team leader and lead portfolio manager for the Fund. Mr. Montgomery founded Bridgeway Capital in 1993. Mr. Montgomery has served as Chairman of the Board and Chief Investment Officer since June 2010. Prior thereto, he served as President and portfolio manager from 1993 to June 2010. Mr. Montgomery was the investment management team leader of the Fund’s predecessor fund since its inception in 2003.

Elena Khoziaeva, CFA, is an investment management team member and began working at Bridgeway Capital in 1998. Ms. Khoziaeva has served as a portfolio manager since 2006. Her responsibilities include portfolio management, investment research, and statistical modeling. Ms. Khoziaeva was an investment management team member of the Fund’s predecessor fund since 2003.

Michael Whipple, CFA, is an investment management team member and began working at Bridgeway Capital in 2002. Mr. Whipple has served as a portfolio manager since 2006. His responsibilities include portfolio management, investment research, and statistical modeling. Mr. Whipple was an investment management team member of the Fund’s predecessor fund since 2003.

Rasool Shaik, CFA, is an investment management team member and began working for Bridgeway Capital in 2006. Mr. Shaik has served as a portfolio manager since October 2007. Prior thereto, he served as a Research Analyst from July 2006 to October 2007. His responsibilities include portfolio management, investment research, and statistical modeling. Mr. Shaik was an investment management team member of the Fund’s predecessor fund since 2006.

HOLLAND CAPITAL MANAGEMENT LLC (“Holland Capital”), 303 West Madison Street., Suite 700, Chicago, Illinois 60606, is a Delaware limited liability company founded in 1991. As of December 31, 2012, Holland Capital had approximately $2.8 billion in assets under management. Holland Capital serves as sub-advisor to the American Beacon Holland Large Cap Growth Fund.

The persons employed by or associated with Holland Capital who are primarily responsible for the day-to-day management of the Fund’s portfolio are Monica L. Walker and Carl R. Bhathena.

Monica L Walker, Chief Executive Officer, is a founding partner of Holland Capital Management, which was established in 1991. With over 30 years of financial services experience, including 23 years of investment management experience, Ms. Walker serves as Chief Investment Officer – Equity, responsible for execution of the firm’s large cap growth and mid cap growth equity strategies with a team of equity research analysts. She was a Portfolio Manager of the Fund’s predecessor fund since its inception in April 1996 and is primarily responsible for the day-to-day management of the Fund’s portfolio. She has worked as a member of the firm’s equity team and Investment Policy Committee since the firm’s inception 20 years ago.

Carl R. Bhathena is Co-Portfolio Manager of the firm’s large cap and mid cap growth equity strategies. As a Senior Equity Analyst, he is also responsible for fundamental research and valuation analysis within the technology sector of the market. Mr. Bhathena served as Co-Portfolio Manager of the Fund’s predecessor fund since 2009 and is jointly responsible for day-to-day management of the Fund’s portfolio. Since he joined Holland Capital in 1998, he has been a member of the firm’s equity team and Investment Policy Committee.  Mr. Bhathena began his career with EVEREN Securities Inc. (formerly Kemper Securities Inc.) as an associate analyst in the company’s investment strategy group. Mr. Bhathena was later promoted to Vice President – Investment Strategist and performed aggregate fundamental qualitative and quantitative analysis on global financial markets, sectors, industry groups, and specific companies as well as economic and interest rate forecasting.

STEPHENS INVESTMENT MANAGEMENT GROUP, LLC (“SIMG”), 111 Center Street, Little Rock, Arkansas 72201, was founded in 2005 and is a subsidiary of Stephens Investments Holdings LLC, a privately held and family owned company. As of December 31, 2012, SIMG had approximately $1.2 billion in assets under management. SIMG serves as sub-advisor to the American Beacon Stephens Small Cap Growth Fund and American Beacon Stephens Mid-Cap Growth Fund.

The persons who are primarily and jointly responsible for the day-to-day management of the Funds are listed below.

Ryan Crane is the Senior Portfolio Manager for the Funds and Chief Investment Officer of SIMG, and is primarily responsible for the day-to-day management of the Funds’ portfolios. Mr. Crane has served as Senior Portfolio Manager and Chief Investment Officer since SIMG was formed in 2005. Mr. Crane joined Stephens Inc., an affiliate of SIMG, in September of 2004 as a Senior Portfolio Manager in charge of small and small/mid-cap growth accounts. Prior to joining Stephens Inc., Mr. Crane worked for AIM Management Group (“AIM”) since 1994. While at AIM, Mr. Crane was the lead manager of the AIM Small Cap Growth Fund and served as co-manager on various other AIM funds.  Mr. Crane is a CFA Charterholder.

John Thornton is the Co-Portfolio Manager of the Funds and is jointly responsible for the day-to-day management of the Funds’ portfolios. Mr. Thornton has served as Co-Portfolio Manager since SIMG was formed in 2005. Mr. Thornton joined Stephens Inc. in September of 2004 as a Co-Portfolio Manager in charge of small and small/mid-cap growth accounts. Prior to joining Stephens Inc., Mr. Thornton worked for AIM since 2000. While at AIM, Mr. Thornton was the senior analyst of the AIM Small Cap Growth Fund and various AIM technology funds. Mr. Thornton is a CFA Charterholder.

Kelly Ranucci is the Co-Portfolio Manager of the Funds and is jointly responsible for the day-to-day management of the Funds’ portfolios. Ms. Ranucci has served as Co-Portfolio Manager since March 2011. Prior thereto she was Senior Equity Analyst from March 2008 to March 2011 and Equity Analyst from September 2004 to March 2008. Ms. Ranucci joined Stephens Inc. in September of 2004 as an Equity Analyst of small/mid-cap growth accounts. Prior to joining Stephens Inc., Ms. Ranucci worked for AIM since 1994. While at AIM, Ms. Ranucci was responsible for research and analysis of small and medium capitalization securities for AIM’s Small Cap Growth and Mid-Cap Growth Funds. Ms. Ranucci is a CFA Charterholder.

Sam Chase is the Co-Portfolio Manager of the Funds and is jointly responsible for the day-to-day management of the Funds’ portfolios. Mr. Chase has served as Co-Portfolio Manager since March 2011. Prior thereto he was Senior Equity Analyst from March 2008 to March 2011 and Equity Analyst from September 2004 to March 2008. Mr. Chase joined Stephens Inc. in September of 2004 as an Equity Analyst of small/mid-cap growth accounts. Prior to joining Stephens Inc., Mr. Chase worked for AIM. While at AIM, Mr. Chase was responsible for research and analysis of small capitalization securities for AIM’s Small Cap Growth Fund. Mr. Chase is a CFA Charterholder.

Valuation of Shares

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on each day on which it is open for business.
Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Debt securities and certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers. Investments in other registered investment companies are valued at the closing net asset value per share of the other investment company on the day of valuation.

The valuation of certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Fair value pricing under these procedures may be used by any of the Funds, but certain Funds are more likely to hold securities requiring these procedures.  Securities of small capitalization companies are more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds’ fair valuation procedures.

About Your Investment

Choosing Your Share Class

Each share class of a Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:
●	How long you expect to own the shares;
●	How much you intend to invest;
●	Total expenses associated with owning shares of each class;
●	Whether you qualify for any reduction or waiver of sales charges;
●	Whether you plan to take any distributions in the near future; and
●	Availability of share classes.

Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

Each Fund offers various classes of shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best meets your needs. The following table and sections explain the sales charges or other fees you may pay when investing in each class.
Share Class	Minimum Initial Investment	Initial Sales Charge	Deferred Sales Charge	Annual 12b-1 Fee	Annual Shareholder Servicing Fee
A	$2,500	Up to 5.75%; may be reduced, waived or deferred for large purchases or certain investors. See A Class Charges and Waivers below.	None	Up to 0.25% of average daily assets	Up to 0.25% of average daily assets
C	$1,000	None	1% on redemptions within 12 months of purchasing shares	Up to 1% of average daily assets	Up to 0.25% of average daily assets
Investor	$2,500	None	None	None	Up to 0.375% of average daily assets
Y	$100,000	None	None	None	Up to 0.10% of average daily assets
Institutional	$250,000	None	None	None	None

A Class Shares
A Class shares of each Fund are available to eligible investors using intermediaries such as broker-dealers, at their offering price, which is equal to the NAV per share plus the applicable front-end sales charge that you pay when you buy your A Class shares. The front-end sales charge is generally deducted directly from the amount of your investment. A Class shares are also subject to a Rule 12b-1 fee of up to 0.25% and a separate shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets. The minimum initial investment is $2,500.

C Class Shares
C Class shares are available to eligible investors using intermediaries such as broker-dealers, at each Fund’s NAV per share, without an initial sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge (“CDSC”) of 1.00%. C Class shares also are subject to a Rule 12b-1 fee of up to 1.00% of each Fund’s average daily net assets and a separate shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets. The minimum initial investment is $1,000.

Investor Class Shares
Investor Class shares are offered without a sales charge to eligible investors, including investors using intermediary organizations such as broker-dealers or plan sponsors and retirement accounts. Investor Class shares do not pay a Rule 12b-1 fee. Investor Class shares are subject to a separate shareholder servicing fee of up to 0.375% of each Fund’s average daily net assets. The minimum initial investment is $2,500.

Y Class Shares
Y Class shares are offered without a sales charge to eligible investors who make an initial investment of at least $100,000. Y Class shares do not pay a Rule 12b-1 fee. Y Class shares are subject to a shareholder servicing fee of up to 0.10% of each Fund’s average daily net assets.

Institutional Class Shares
Institutional Class shares are offered without a sales charge to eligible investors who make an initial investment of at least $250,000. Institutional Class shares do not pay a Rule 12b-1 or shareholder servicing fees.

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Funds both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the Fund and the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in “A Class Sales Charge Reductions and Waivers.”

Amount of Sale/ Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00%	0.00%

Foreside Fund Services, LLC (the "Distributor") retains any portion of the commissions that are not paid to financial intermediaries for use solely to pay distribution-related expenses.

A Class Sales Charge Reductions & Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Funds’ transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you or your financial intermediary do not let the Funds’ transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

Waiver of Sales Charges
There is no sales charge if you invest $1 million or more in A Class shares.

Sales charges also may be waived for certain shareholders or transactions, such as:
●	The Manager or its affiliates;
●
Present and former directors, trustees, officers, employees of the Manager, the Manager’s parent company, and the American Beacon Funds (and their “immediate family” as defined in the SAI), and retirement plans established by them for their employees;

●	Registered representatives or employees of intermediaries that have selling agreement with the Funds;
●	Shares acquired through merger or acquisition;
●	Insurance company separate accounts;
●	Employer-sponsored retirement plans;
●	Dividend reinvestment programs;
●	Purchases through certain fee-based programs; and
●	Reinvestment of proceeds within 90 days of a redemption from A Class account (see “Redemption Policies” below for more information).

Reduced Sales Charges
Under a “Rights of Accumulation Program,” a “Letter of Intent” or through “Concurrent Purchases” you may be eligible to buy A Class shares of the Funds at the reduced sales charge rates that would apply to a larger purchase. Each Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com.

You may also call (800) 658-5811 or consult with your financial advisor.

Rights of Accumulation Program
Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in certain accounts (“Qualified Accounts”). The following Qualified Accounts held in A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:
●	Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;
●	Uniform transfer or gift to minor accounts (“UTMA/UGTMA”);
●	Individual retirement accounts (“IRAs”), including traditional, Roth, SEP and SIMPLE IRAs; and
●	Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary or the Funds’ transfer agent in the case of shares held directly with the Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current value, as of the day prior to your additional American Beacon Funds’ investments (whichever is higher) of your existing A Class shares of any American Beacon Funds’ mutual fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gain distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries you may combine the current NAV of your existing A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Funds’ transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Funds’ transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent
If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) during the next 13 months in A Class shares of a Fund or any other American Beacon Funds mutual fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased A Class shares of any American Beacon mutual fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases
You may combine simultaneous purchases in A Class shares of American Beacon Funds to qualify for a reduced A Class sales charge.

Contingent Deferred Sales Charge-C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

A CDSC is imposed on redemptions of C Class shares of the Funds as described above. The amount of the CDSC will be based on the NAV of the redeemed shares at the time of the redemption or the original NAV, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV over the initial purchase price or shares you received through the reinvestment of dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will redeem your shares in the following order:
●	shares acquired by the reinvestment of dividends or capital gains distributions;
●	other shares that are not subject to the CDSC;
●	shares held the longest during the holding period.

Waiver of CDSCs-C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Funds’ transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Funds’ transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:
●	The redemption is due to a shareholder’s death or post-purchase disability;
●	The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;
●	The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;
●	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 ½;
●	The redemption is due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions;
●	The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;
●	The redemption is to return excess contributions made to a retirement plan; or

●	The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for C Class shares is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, Institutional Class and Investor Class shares offered in this prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondence accounts. The Funds do not conduct operations and are not offered for purchase outside the United States.  A Class and C Class shares are available to retail investors who invest through intermediary organizations, such as broker-dealers or other financial intermediaries or through employee directed benefit plans. Investor Class shares are available for traditional and Roth IRAs investing directly through American Beacon.

Investors in the Funds may include:
▶	agents or fiduciaries acting on behalf of their clients (such as employee benefit plans, personal trusts and other accounts for which a trust company or financial advisor acts as agent or fiduciary);
▶	endowment funds and charitable foundations;
▶	employee welfare plans that are tax-exempt under Section 501(c)(9) of the Internal Revenue Code;
▶	qualified pension and profit sharing plans;
▶	cash and deferred arrangements under Section 401(k) of the Internal Revenue Code;
▶	corporations; and
▶	other investors who make an initial investment of at least the minimum investment amounts.

Subject to your eligibility, you may invest in the Funds directly through the Funds or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators and retirement plans.

If you invest directly with the Funds, the fees and policies with respect to the Funds’ shares that are outlined in this prospectus are set by the Funds. If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Funds. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Funds through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper “breakpoint” discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Initial Investment by Share Class

C Class: $1,000
A Class and Investor Class: $2,500
Y Class: $100,000
Institutional Class: $250,000

The Manager may allow a reasonable period of time after opening an account for a Y Class or Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

Because in most cases it is more advantageous to purchase A Class shares than C Class shares for amounts of $1 million or more, the Funds will decline a request to purchase C Class shares for $1 million or more.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

You may also open an account directly through the Funds. A completed, signed application is required. You may download an account application from the Funds’ web site at www.americanbeaconfunds.com. You also may obtain an application form by calling:

●	1-800-658-5811

or, institutional shareholders should call:

●	1-800-967-9009

Complete the application, sign it and send it

Regular Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
(or institutional shareholders may)
Fax to:
(816) 374-7408
For Overnight Delivery
American Beacon Funds
c/o BFDS
330 West 9th Street
Kansas City, MO 64105
(800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account with the Funds or your financial institution, you will be asked for information that will allow the Funds or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, taxpayer identification numbers, and Social Security numbers of persons authorized to provide instructions on the account or other documentation. The Funds and your financial institution are required by law to reject your new account application if the required identifying information is not provided.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business plus any applicable sales charge.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV after receipt by the financial intermediary or its designee. You should contact your broker-dealer or other financial intermediary to find out by what time your purchase order must be received so that it can be processed the same day. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Funds in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold.  Each Fund reserves the right to refuse purchases if, in the judgment of a fund, the transaction would adversely affect the fund and its shareholders. Each Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept “starter” checks, credit card checks, money orders, cashier’s checks, or third party checks.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to sell shares of a Fund.

If you purchased your shares directly from the Funds, your shares may be redeemed by calling 1-800-658-5811 to speak to a representative, via the Funds’ website, www.americanbeaconfunds.com or by mail on any day that the Funds are open for business.

The redemption price will be the NAV next determined after a redemption request is received in good order, minus any applicable CDSC fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first). You should contact your broker-dealer or other financial intermediary to find out by what time your order must be received so that it can be processed the same day.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of shares of a Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Funds. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV next calculated after the Funds receive your request. You must notify the Funds and your financial intermediary at the time of investment if you decide to exercise this privilege.

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds’ shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by a Fund. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies exchange shares.

If you purchased your shares directly through the Funds, your shares may be exchanged by calling 1-800-658-5811 to speak to a representative, via the Funds’ website, www.americanbeaconfunds.com or by using the Automated Voice Response System for Investor Class shares.

Shares of any class of a Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Shares of any class of a Fund may be exchanged for shares of another class of the same Fund under certain limited circumstances.  Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” for additional limitations that apply to purchases and redemptions. There is no front-end sales charge on exchanges between A Class shares of a Fund for A Class shares of another Fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund having a CDSC. However, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares were purchased by check, a shareholder must have owned shares of the redeeming Fund for at least ten days prior to exchanging out of one Fund and into another.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. States and Territories in which they can be legally sold. Each Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Each Fund reserves the right to refuse exchange purchases if, in the judgment of a Fund, the transaction would adversely affect the Fund and its shareholders. For federal income tax purposes, the conversion of shares of one share class for shares of a different share class of the same Fund will not result in a capital gain or loss. However, an exchange of shares of one Fund for shares of a different Fund is considered a sale and a purchase, respectively, and may result in a gain or loss for tax purposes.  There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a fund or share class exchange.  Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Payments to Financial Intermediaries

The Funds and their affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that a Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Funds or their transfer agent. To the extent a Fund affiliate pays such compensation, it may include amounts from that affiliate’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from the Manager or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from a Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

How to Purchase Shares
Through your Broker — Dealer or Other Financial Intermediary
Contact your broker-dealer or other financial intermediary to purchase shares of a Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Funds and may charge you a fee for this service. The Funds will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer “street name” or omnibus accounts). Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

By Check
The minimum initial and subsequent investment requirements for investments by check are:

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
C	$ 1,000	$ 50
A	$ 2,500	$ 50
Investor	$ 2,500	$ 50
Y	$ 100,000	$ 50
Institutional	$ 250,000	$ 50

●	Make the check payable to American Beacon Funds.
●	Include the shareholder’s account number, Fund name and Fund number on the check.
●	Mail the check to:

American Beacon Funds
        P.O. Box 219643
        Kansas City, MO 64121-9643

For Overnight Delivery:
American Beacon Funds
        c/o BFDS
        330 West 9th Street
        Kansas City, MO 64105

By Wire
The minimum initial and subsequent investment requirements for investments by wire are:

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
C	$ 1,000	$ 500
A	$ 2,500	$ 500
Investor	$ 2,500	$ 500
Y	$ 100,000	None
Institutional	$ 250,000	None

●	If your account has been established, call 1-800-658-5811 to purchase shares by wire.
●	Send a bank wire to State Street Bank and Trust Co. with these instructions:

▶	ABA# 0110-0002-8; AC-9905-342-3,

▶	Attn: American Beacon Funds

▶	the Fund name and Fund number, and

▶	shareholder account number and registration.

By Exchange
The minimum requirements to establish an account by making an exchange and to make subsequent exchanges are as follows:

Share Class	Minimum Amount to Establish a New Account	Minimum Subsequent Exchange Amount
C	$ 1,000	$ 50
A	$ 2,500	$ 50
Investor	$ 2,500	$ 50
Y	$ 100,000	$ 50
Institutional	$ 250,000	$ 50

●
To exchange shares, send a written request to the address above, or call 1-800-658-5811 to speak with a representative. You may use the Automated Voice Response System for exchanges in the Investor Class only.

●	You also may exchange shares by visiting www.americanbeaconfunds.com.
●
If you purchased shares through a financial intermediary, please contact your broker-dealer or other financial intermediary to exchange your shares. Your financial intermediary may charge you a fee for exchanging your shares.

Via www.americanbeaconfunds.com
●	You may purchase shares of the Investor class via www.americanbeaconfunds.com.
●	Funds will be transferred automatically from your bank account via Automated Clearing House (“ACH”) if valid bank instructions were included on your application.
●	If not, please call 1-800-658-5811 for assistance with establishing bank instructions.
●	A $50 minimum applies.

By Pre-Authorized Automatic Investment (A Class, C Class and Investor Class shares only)
●	The minimum account size of $1,000 for C Class shares and $2,500 for A Class and Investor Class shares must be met before establishing an automatic investment plan.
●	Fill in required information on the account application, including amount of automatic investment ($50 minimum). Attach a voided check to the account application.
●	You may also establish an automatic investment plan through www.americanbeaconfunds.com.
●	Funds will be transferred automatically from your bank account via ACH on or about the 5th day of each month or quarter, depending upon which periods you specify.
●	If you establish your automatic investment plan through www.americanbeaconfunds.com, you can choose the date and frequency of transfer.

How to Redeem Shares
Through your Broker – Dealer or other Financial Intermediary
Contact your broker-dealer or other financial intermediary to sell shares of a Fund. Your broker-dealer or other financial intermediary is responsible for transmitting your sale request to the transfer agent in proper form and in a timely manner. Your financial intermediary may charge you a fee for selling your shares.

By Telephone
●	Call 1-800-658-5811 to request a redemption.

●	Minimum redemption amounts and applicable class limitations, and policies as to the disposition of the proceeds of telephone redemptions are as follows:

Share Class	Minimum Redemption	Limitations	Disposition of Redemption Proceeds
A, C and Investor	$500 by wire or	$50,000 per account	Mailed to account address of record; or

	$50 by check or ACH		Transmitted to commercial bank designated on the account application form.

Y and Institutional	None	None	Transmitted to commercial bank designated on the account application form.

By Mail
●	Write a letter of instruction including:
	▶	the Fund name and Fund number,
	▶	shareholder account number,
	▶	shares or dollar amount to be redeemed, and
	▶	authorized signature(s) of all persons required to sign for the account.

Mail to:

American Beacon Funds

P.O. Box 219643

Kansas City, MO 64121-9643

For Overnight Delivery
American Beacon Funds

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

●	Proceeds will be mailed to the account address of record or transmitted to the commercial bank designated on the account application form.
●	Minimum redemption amounts are as follows:

Share Class	Minimum Redemption
A, C and Investor	$500 by wire, $50 by check or ACH
Y and Institutional	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Call 1-800-658-5811 for instructions.

To protect the Funds and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:
●	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
●	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

By Exchange
●	Send a written request to the address above.
●	Call 1-800-658-5811 and use the Automated Voice Response System (for Investor Class only) or speak to a representative to exchange shares.
●	Visit www.americanbeaconfunds.com and select “Account Login”
●	The minimum requirement to redeem shares by making an exchange is $50.
●	If you purchased shares through a financial intermediary, please contact your broker-dealer or other financial intermediary to exchange your shares.

Via www.americanbeaconfunds.com
●	If you have established bank instructions for your account, you may request a redemption via ACH or wire for Investor Class shares by accessing www.americanbeaconfunds.com.
●	If bank instructions were not included on the account application form, please call 1-800-658-5811 to establish bank instructions.
●	Minimum wire, ACH and check redemption amounts and policies as to the disposition of the proceeds of redemptions via www.americanbeaconfunds.com are as follows:

Share Class	Minimum Wire Amount	Minimum ACH or Check Amount	Disposition of Redemption Proceeds
A, C and Investor	$500	$50	Check mailed to account address of record;

			Wire transmitted to commercial bank designated on the account application form; or Funds transferred via ACH to bank account designated on application form.

Y and Institutional	None	Not Available	Transmitted to commercial bank designated on the account application form.

By Pre-Authorized Automatic Redemption (A, C and Investor Class shares only)
●	Fill in required information on the account application or establish via www.americanbeaconfunds.com ($50 minimum).
●	Proceeds will be transferred automatically from your Fund account to your bank account via ACH.

General Policies

If a shareholder’s A Class, C Class, Y Class, Institutional Class or Investor Class account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
Institutional	$75,000
Y	$25,000
A	$ 2,500
Investor	$ 2,500
C	$ 1,000

If the account balance remains below the applicable minimum account balance after 45 days, the Funds reserve the right to close the account and send the proceeds to the shareholder. IRA accounts will be charged an annual maintenance fee of

$15.00 by the Custodian for maintaining either a traditional IRA or a Roth IRA. Each Fund reserves the authority to modify minimum account balances in its discretion.

A Signature Validation Program (“SVP”) stamp may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Funds by telephone:
●
The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

●	The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
●	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.
Each Fund reserves the right to:
●
liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Funds or a financial institution are unable to verify the shareholder’s identity within three business days of account opening,

●	seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and
●	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment
Please be advised that certain state escheatment laws may require the Funds to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Funds. Many states have added "inactivity" or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

●	Sending a letter to the Funds by the United States Post Office,

●	Speaking to a Customer Service Representative on the phone after you go through a security verification process.

For residents of certain states, contact cannot be made by phone but must be in writing or through the Funds secure web application.

●	Contacting the Funds through the automated phone system where you must supply an account number, social security number, or a specific fund identifying number,

●	Accessing your account through the Funds secure web application,

●	Cashing checks that are received and are made payable to the owner of the account.

The Funds, the Manager,  and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws.  To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with the Funds, you should contact your broker-dealer, retirement plan, or other third party intermediary regarding applicable state escheatment laws.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811 (phone)
www.americanbeaconfunds.com (web)

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund’s NAV, (ii) an increase in a Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in a Fund’s NAV is known as market timing.

The Funds’ Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one “round trip” in a Fund in any rolling 90-day period. A “round trip” is defined as two transactions, each in an opposite direction. A round trip may involve (i) a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, the Funds reserve the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into a Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of a Fund or dilute the value of the Fund’s shares, including collective trading (e.g. following the advice of an investment newsletter).  Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

●	shares acquired through the reinvestment of dividends and other distributions;
●	systematic purchases and redemptions;
●	shares redeemed to return excess IRA contributions; or
●
certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds’ policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. A Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Funds have entered agreements with the intermediaries that service the Funds’ investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds’ instructions to restrict transactions by investors who the Manager has identified as having violated the Funds’ policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated “Qualified Wrap Programs” by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is: (i) a wrap program whose sponsoring intermediary certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) a wrap program whose sponsoring intermediary certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) managed by an intermediary that agrees to provide the Manager a description of the wrap program(s) that the intermediary seeks to qualify; and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of a Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Funds’ frequent trading and market timing policies, including any applicable redemption fees.

The Funds reserve the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds’ policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

Each Fund distributes most or all of its net earnings in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions. The Funds do not have a fixed dividend rate and do not guarantee they will pay any dividends or capital gain distributions in any particular period. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Monthly distributions are paid on the first business day of the following month. Distributions are paid as follows:

Fund	Dividends Paid	Other Distributions Paid
Bridgeway Large Cap Value	Annually	Annually
Holland Large Cap Growth	Annually	Annually
Stephens Small Cap Growth	Monthly	Annually
Stephens Mid-Cap Growth	Monthly	Annually

Options for Receiving Dividends and Other Distributions
When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. Unless your account application instructs otherwise, distributions payable to you will be reinvested in additional Fund shares of the same class. There are four payment options available:

●	Reinvest All Distributions. You can elect to reinvest all dividends and capital gain distributions in additional shares of the same class of the Fund.
●
Reinvest Only Dividends or Capital Gain Distributions.  You can elect to reinvest some types of distributions in Fund shares while receiving the other types of distributions by check or having them sent to your bank account by ACH.  Different tax treatment applies to distributions of dividends and net capital gain (as defined in the table below).

●	Receive All Distributions in Cash. You can elect to receive all dividends and capital gain distributions by check or have them sent to your bank by ACH.
●
Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your dividends and capital gain distributions in shares of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

Usually, any dividends and distributions of net realized capital gains are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of a Fund’s dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and local income taxes. The following table outlines the typical tax status of transactions in taxable accounts:

Type of Transaction	Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

*	Whether reinvested or taken in cash.

**	Except for dividends that are attributable to “qualified dividend income” (as described below).

To the extent distributions are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets, they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (20% for those shareholders with taxable income exceeding $400,000, or $450,000 if married filing jointly).

A portion of the income dividends a Fund pays to individuals and certain other non-corporate shareholders may be “qualified dividend income” (“QDI”) and thus eligible for those maximum capital gain tax rates. QDI is the aggregate of dividends a Fund receives from most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid. If a Fund’s QDI is at least 95% of its gross income (as specially computed), the entire dividend will qualify for the preferential maximum rates. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends a Fund pays may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the  maximum federal income tax rates mentioned above.

A Fund shareholder who wants to use an acceptable method other than the average basis method (each Fund’s default method) for determining basis in Fund shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing, which may be electronic.  Each Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares.  See “Tax Information” in the SAI for a description of the rules regarding that election and each Fund’s reporting obligation.

The Health Care Reform and Education Reconciliation Act of 2010 requires an individual to pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers), for taxable years beginning after December 31, 2012. This tax is in addition to any other taxes due on that income. A similar tax applies for those years to estates and trusts.

Shareholders investing in the Funds through a financial intermediary should discuss their options for receiving dividends and other distributions with their financial advisor. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in a Fund. Each year, each Fund’s shareholders will receive tax information from the Fund to assist them in preparing their income tax returns.

Additional Information

Distribution and Service Plans

The A Class and C Class shares of the Funds have each adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Administrative Services and Management Agreements, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares.

The Plans provide that the A Class shares of the Funds will pay up to 0.25% per annum of the average daily net assets of the A Class, and the C Class shares of the Funds will pay up to 1.00% per annum of the average daily net assets of the C Class, to the Manager (or another entity approved by the Board).

The Funds have also adopted a shareholder services plan for its A Class, C Class, Y Class and Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets of the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, up to 0.375% of the average daily net assets of the Investor Class shares and up to 0.10% of the average daily net assets of the Y Class shares of the Funds.

Because these fees are paid out of each Fund’s A Class, C Class, Y Class and Investor Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may result in costs higher than other types of sales charges.

Portfolio Holdings

A complete list of the Funds’ holdings for the American Beacon Stephens Small Cap Growth Fund and American Beacon Stephens Mid-Cap Growth Fund is made available on the Funds' website on a monthly basis approximately twenty days after the end of each month and remains available for six months thereafter.  A complete list of holdings for the American Beacon Bridgeway Large Cap Value Fund and American Beacon Holland Large Cap Growth Fund is made available on the Funds’ website on a quarterly basis approximately sixty days after the end of each calendar quarter and remains available for six months thereafter.

A list of each Fund’s ten largest holdings is made available on the Funds’ website on a quarterly basis. The ten largest holdings of the Funds are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter.

To access the holdings information, go to www.americanbeaconfunds.com. A Fund’s ten largest holdings may also be accessed by selecting a particular Fund’s data sheet.

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI, which you may access on the Funds’ website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Funds’ summary prospectuses or shareholder reports, please go to www.americanbeaconfunds.com and click on “Quick Links” and then “Register for E-delivery.”

To reduce expenses, your financial institution may mail only one copy of the prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund’s table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions).

The financial highlights of the American Beacon Bridgeway Large Cap Value Fund shown below for Institutional Class shares of the Fund represent the financial history of the Class N Shares of the Fund’s predecessor fund, Bridgeway Large-Cap Value Fund, a series of Bridgeway Funds, Inc., which was acquired by the American Beacon Bridgeway Large Cap Value Fund in a reorganization on February 3, 2012. The information for the fiscal years ended June 30, 2008 to June 30, 2011 has been audited by the predecessor fund’s independent registered public accounting firm.

The financial highlights, for the fiscal years ended December 31, 2010 and December 31, 2011, of the American Beacon Holland Large Cap Growth Fund shown below for Investor Class, Institutional Class and A Class shares of the Fund represent the financial history of the Investor Shares, Institutional Shares and A Shares, respectively, of the Fund’s predecessor fund, Lou Holland Growth Fund, a series of the Forum Funds (“Predecessor Fund A”), which was acquired by the American Beacon Holland Large Cap Growth Fund on March 23, 2012. The information for the fiscal years ended December 31, 2010 and December 31, 2011 has been audited by the Predecessor Fund A’s independent registered public accounting firm. The information for the fiscal years ended December 31, 2008 to December 31, 2009 reflects the historical information of the Lou Holland Growth Fund, a series of The Lou Holland Trust, the predecessor to Predecessor Fund A (“Predecessor Fund B”), which was acquired by Predecessor Fund A on January 29, 2010. The information for Predecessor Fund B has been audited by Predecessor Fund B’s independent registered public accounting firm.

The financial highlights of the American Beacon Stephens Small Cap Growth Fund (“Small Cap Growth Fund”) and the American Beacon Stephens Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) shown below for Investor Class and Institutional Class shares of each Fund represent the financial history of Class A and Class I shares, respectively, for each Fund’s predecessor fund, Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund, respectively, each a series of Professionally Managed Portfolios, which were acquired by the Small Cap Growth Fund and the Mid-Cap Growth Fund, respectively, in reorganizations on February 24, 2012. The information for the fiscal years ended November 30, 2008, through November 30, 2011, has been audited by each predecessor fund’s independent registered public accounting firm.

The information in the financial highlights for the fiscal year and periods ended 2012 has been derived from the Funds’ financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which you may obtain upon request.

	American Beacon Bridgeway Large Cap Value Fund Institutional ClassD
	Six Months Ended December 31,			Year Ended June 30,
Per Share Data	2012		2012	2011		2010		2009		2008
Net asset value, beginning of period	$14.80		$14.62	$11.44		$9.74		$13.63		$17.07

Income from investment operations:
Net investment income	0.20		0.24	0.20	C	0.19	C	0.23	C	0.22	C
Net gains (losses) on securities (both realized and unrealized)	1.14		0.12	3.21		1.73		(3.89)		(2.94)

Total income (loss) from investment operations	1.34		0.36	3.41		1.92		(3.66)		(2.72)

Less distributions
Dividends from net investment income	(0.29)		(0.18)	(0.23)		(0.22)		(0.23)		(0.21)
Distributions from net realized gains on securities	—		—	—		—		—		(0.51)

Total distributions	(0.29)		(0.18)	(0.23)		(0.22)		(0.23)		(0.72)

Net asset value, end of period	$15.85		$14.80	$14.62		$11.44		$9.74		$13.63

Total ReturnE	9.04	%A	2.60%	30.02%		19.65%		(26.88%)		(16.46%)

Ratios and supplemental data:
Net assets, end of period (in thousands)	$26,669		$26,950	$29,647	$25,534	$27,996	$54,144
Ratios to average net assets:
Expenses, before reimbursements	1.73	%B	1.30%	1.17%	1.11%	0.98%	0.80%
Expenses, net of reimbursements	0.84	%B	0.82%	0.84%	0.84%	0.84%	0.79%
Net investment income (loss), before reimbursements	1.38	%B	1.17%	1.17%	1.32%	2.06%	1.37%
Net investment income, net of reimbursements	2.27	%B	1.66%	1.50%	1.58%	2.20%	1.38%
Portfolio turnover rate	21	%A	36%	43%	49%	65%	28%

A	Not annualized

B	Annualized.

C	Per share amounts calculated based on the average daily shares outstanding during the period.

D	Prior to the reorganization on February 3, 2012, the Institutional Class was known as Class N.

E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	American Beacon Bridgeway Large Cap Value Fund
	Y Class				Investor Class
Per Share Data	Six Months Ended December 31, 2012		February 3E to June 30, 2012		Six Months Ended December 31, 2012		February 3E to June 30, 2012
Net asset value, beginning of period	$14.80		$14.46		$14.78		$14.46

Income from investment operations:
Net investment income	0.07		0.09		0.12		0.03
Net gains (losses)on securities (both realized and unrealized)	1.26		0.25		1.19		0.29
Total income (loss) from investment operations	1.33		0.34		1.31		0.32

Less distributions
Dividends from net investment income	(0.29)		—		(0.28)		—
Distributions from net realized gains on securities	—		—		—		—

Total distributions	(0.29)		—		(0.28)		—

Net asset value, end of period	$15.84		$14.80		$15.81		$14.78

Total ReturnD	8.98	%A	2.35	%A	8.84	%A	2.21	%A

Ratios and supplemental data:
Net assets, end of period (in thousands)	$36		$5		$489		$215
Ratios to average net assets:
Expenses, before reimbursements	3.75	%B	144.39	%B	2.26	%B	18.30	%B
Expenses, net of reimbursements	0.93	%B	0.94	%B	1.21	%B	1.22	%B
Net investment income (loss), before reimbursements	(0.51	) %B	(141.90	) %B	1.00	%B	(15.48	) %B
Net investment income, net of reimbursements	2.31	%B	1.54	%B	2.05	%B	1.59	%B
Portfolio turnover rate	21	%A	36	%C	21	%A	36	%C

A	Not annualized

B	Annualized.

C	Portfolio turnover rate is for the period from July 1, 2011 to June 30, 2012.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

E	Commencement of operations.

	A Class				C Class
Per Share Data	Six Months Ended December 31, 2012		February 3E to June 30, 2012		Six Months Ended December 31, 2012		February 3E to June 30, 2012
Net asset value, beginning of period	$14.77		$14.46		$14.73		$14.46

Income from investment operations:
Net investment income	0.15		0.01		0.09		0.02
Net gains (losses)on securities (both realized and unrealized)	1.15		0.30		1.17		0.25

Total income (loss) from investment operations	1.30		0.31		1.26		0.27

Less distributions
Dividends from net investment income	(0.29)		—		(0.29)		—
Distributions from net realized gains on securities	—		—		—		—

Total distributions	(0.29)		—		(0.29)		—

Net asset value, end of period	$15.78		$14.77		$15.70		$14.73

Total ReturnD	8.78	%A	2.14	%A	8.54	%A	1.87	%A

Ratios and supplemental data:
Net assets, end of period (in thousands)	$311		$276		$20		$14
Ratios to average net assets:
Expenses, before reimbursements	2.21	%B	15.39	%B	6.81	%B	64.88	%B
Expenses, net of reimbursements	1.33	%B	1.34	%B	1.77	%B	2.09	%B
Net investment income (loss), before reimbursements	0.90	%B	(13.13	) %B	(3.55	) %B	(62.47	) %B
Net investment income, net of reimbursements	1.78	%B	0.92	%B	1.49	%B	0.32	%B
Portfolio turnover rate	21	%A	36	%C	21	%A	36	%C

A	Not annualized

B	Not annualized

C	Portfolio turnover rate is for the period from July 1, 2011 to June 30, 2012.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

E	Commencement of operations.

	American Beacon Holland Large Cap Growth Fund Investor Class
	For the Years Ended December 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$20.24		$19.97		$17.94		$12.90		$19.81

Income from investment operations:
Net investment income (loss)	0.02	C	(0.05	)A	(0.04	)A	(0.02	)A	(0.04	)A
Net gains (losses) from investments (both realized and unrealized)	2.45		0.71		2.55		5.06		(6.86)

Total income (loss) from investment operations	2.47		0.66		2.51		5.04		(6.90)

Less distributions:
Dividends from net investment income	(0.01)		—		—		—		—
Distributions from net realized gains on securities	(1.18)		(0.39)		(0.48)		—		(0.01)

Total distributions	(1.19)		(0.39)		(0.48)		—		(0.01)

Net asset value, end of period	$21.52		$20.24		$19.97		$17.94		$12.90

Total returnB,D	12.18%		3.33%		14.03%		39.07%		(34.83	) %

Ratios and supplemental data:
Net assets at end of period (in thousands)	$66,568		$58,682		$54,128		$50,341		$33,766
Ratios to average net assets:
Expenses, before reimbursements	1.44%		1.64%		1.77%		1.69%		1.71%
Expenses, net of reimbursements	1.29%		1.35%		1.35%		1.35%		1.35%
Net investment income (loss), before expense reimbursements	(0.08	) %	(0.53	) %	(0.64)%		(0.45	) %	(0.61	) %
Net investment income (loss), net of reimbursements	0.07%		(0.24	) %	(0.22	) %	(0.11	) %	(0.25	) %
Portfolio turnover rate	18%		12%		18%		11%		35%

A
The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable

C
For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at December 31, 2012.

D
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value returns for shareholder transactions.

	American Beacon Holland Large Cap Growth Fund Institutional Class
	For the Year Ended December 31,				March 1E to December 31,
	2012		2011		2010
Net asset value, beginning of period	$20.30		$20.00		$17.88

Income from investment operations:
Net investment income (loss)	0.09	F	(0.02	)C	(0.01	)C
Net gains (losses) from investments (both realized and unrealized)	2.47		0.71		2.61

Total income (loss)from investment operations	2.56		0.69		2.60

Less distributions
Dividends from net investment income	(0.08)		—		—
Distributions from net realized gains on securities	(1.18)		(0.39)		(0.48)
Total distributions	(1.26)		(0.39)		(0.48)

Net asset value, end of period	$21.60		$20.30		$20.00

Total returnD, G	12.57%		3.47%		14.58	%A

Ratios and supplemental data:
Net assets at end of period (in thousands)	$1,619		$1,193		$1,126
Ratios to average net assets:
Expenses, before reimbursements	1.32%		1.49%		1.91	%B
Expenses, net of reimbursements	0.96%		1.20%		1.20	%B
Net investment income (loss), before expense reimbursements	0.07%		(0.38)%		(0.77	)B
Net investment income (loss), net of reimbursements	0.43%		(0.09)%		(0.06	)%B
Portfolio turnover rate	18%		12%		18	%A

A	Not annualized

B	Annualized

C
The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

E	Commencement of operations.

F
For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at December 31, 2012.

G
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value returns for shareholder transactions.

	American Beacon Holland Large Cap Growth Fund
	Y Class		A Class						C Class
	March 23F to December 31,		Year Ended December 31,				February 1F to December 31,		March 23F to December 31,
	2012		2012		2011		2010		2012
Net asset value, beginning of period	$23.00		$20.23		$19.96		$17.40		$22.90

Income from investment operations:
Net investment income (loss)	0.09	G	0.03	G	(0.05	)D	(0.04	)D	0.01	G
Net gains (losses) from investments (both realized and unrealized)	(0.26)		2.41		0.71		3.08		(0.38)

Total income (loss) from investment operations	(0.17)		2.44		0.66		3.04		(0.37)

Less distributions:
Dividends from net investment income	(0.06)		(0.06)		—		—		(0.06)
Distributions from net realized gains on securities	(1.18)		(1.18)		(0.39)		(0.48)		(1.18)

Total distributions	(1.24)		(1.24)		(0.39)		(0.48)		(1.24)

Net asset value, end of period	$21.59		$21.43		$20.23		$19.96		$21.29

Total returnE,H	(0.79)%		11.99%		3.33%		17.51	%A	(1.65	)%A

Ratios and supplemental data:
Net assets at end of period (in thousands)	$23		$467		$13		$12		$281
Ratios to average net assets:
Expenses, before reimbursements	10.18	%B	2.73%		10.06%		42.81	%B	6.17	%B
Expenses, net of reimbursements	0.98	%B	1.38%		1.40%		1.40	B%	2.12	B%
Net investment income (loss), before expense reimbursements	(8.77	) %B	(0.97	) %	(8.94)%		(41.83	) %B	(3.85	)%B
Net investment income (loss), net of reimbursements	0.43	%B	0.37%		(0.28	) %	(0.22	) %B	0.20	%B
Portfolio turnover rate	18	%B	18%		12%		18	%A	18	%C

A	Not annualized.

B	Annualized .

C	Portfolio turnover rate is for the period from January 1, 2012 to December 31, 2012.

D
The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.

E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

F	Commencement of operations.

G
For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at December 31, 2012.

H
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value returns for shareholder transactions.

.

			American Beacon Stephens Small Cap Growth Fund-Institutional Class
	One Month Ended December 31,		Year Ended November 30,
	2012		2012A		2011		2010A		2009	2008A
Net asset value, beginning of period/year	$13.54		$13.14		$12.03		$9.37		$7.09	$12.34

Income from investment operations:
Net investment (loss)	0.06		(0.04	)G	(0.11	)F	(0.09	)F	(0.06)	(0.04)
Net gains (losses) from securities (both realized and unrealized)	0.23		1.43		1.37		2.75		2.34	(5.21)

Total income (loss) from investment operations	0.29		1.39		1.26		2.66		2.28	(5.25)

Less distributions:
Dividends from net investment income	—		—		—		—		—	—
Distributions from net realized gains on securities	(0.84)		(0.99)		(0.15)		—		—	—

Total distributions	(0.84)		(0.99)		(0.15)		—		—	—

Redemption fees added to beneficial interests	—		—		—		—		—	0.00	F

Net asset value, end of period	$12.99		$13.54		$13.14		$12.03		$9.37	$7.09

Total returnB,C	2.15	%D	11.65%		10.49%		28.39%		32.16%	(42.54	) %

Ratios and supplemental data:
Net assets, end of period (in thousands)	$130,342		$88,815		$52,336		$39,169		$34,356	$13,792
Ratios to average net assets:
Expenses, before reimbursements	1.20	%E	1.20%		1.15%		1.35%		1.65%	1.46%
Expenses, net of reimbursements	1.06	%E	1.10%		1.10%		1.10%		1.25%	1.25%
Net investment (loss), before reimbursements	0.54	%E	(0.84)%		(0.91)%		(1.09)%		(1.33)%	(1.00)%
Net investment (loss), net of reimbursements	0.68	%E	(0.74)%		(0.86)%		(0.84)%		(0.93)%	(0.79)%
Portfolio turnover rate	6	%D	45%		36%		66%		35%	43	%D

A	Prior to the reorganization on February 24, 2012, the Institutional and Investor Classes were known as Class I and Class A, respectively.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized

E	Annualized

F	Amount represents less than $0.01 per share.

G
For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at November 30, 2012.

H	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by shares outstanding for the period.

			American Beacon Stephens Small Cap Growth Fund-Investor Class
	One Month Ended December 31,		Year Ended November 30,
	2012		2012A		2011A		2010A		2009A		2008A
Net asset value, beginning of period/year	$12.99		$12.67		$11.64		$9.09		$6.90		$12.03

Income from investment operations:
Net investment loss	0.02		(0.06	)G	(0.14	)H	(0.11	)H	(0.09)		(0.13)
Net gains (losses) from securities (both realized and unrealized)	0.25		1.37		1.32		2.66		2.28		(5.00)

Total income (loss) from investment operations	0.27		1.31		1.18		2.55		2.19		(5.13)

Less distributions:
Dividends from net investment income	—		—		—		—		—		—
Distributions from net realized gains on securities	(0.84)		(0.99)		(0.15)		—		—		—

Total distributions	(0.84)		(0.99)		(0.15)		—		—		—

Redemption fees added to beneficial interests	—		—		0.00	F	0.00	F	0.00	F	0.00	F

Net asset value, end of period	$12.42		$12.99		$12.67		$11.64		$9.09		$6.90

Total return,B,C	2.08	%D	11.44%		10.15%		28.05%		31.74%		(42.64	) %

Ratios and supplemental data:

			American Beacon Stephens Small Cap Growth Fund-Investor Class
	One Month Ended December 31,		Year Ended November 30,
	2012		2012A	2011A	2010A	2009A	2008A
Net assets, end of period (in thousands)	$69,786		$67,506	$47,101	$45,911	$22,058	$19,854
Ratios to average net assets
Expenses, before reimbursements	1.62	%E	1.56%	1.40%	1.60%	1.91%	1.69%
Expenses, net of reimbursements	1.34	%E	1.36%	1.35%	1.35%	1.50%	1.50%
Net investment (loss), before reimbursements	0.23	%E	(1.20)%	(1.16)%	(1.33)%	(1.59)%	(1.36)%
Net investment (loss), net of reimbursements	0.50	%E	(1.00)%	(1.11)%	(1.08)%	(1.18)%	(1.17)%
Portfolio turnover rate	6	%D	45%	36%	66%	35%	43	%D

A	Prior to the reorganization on February 24, 2012, the Institutional and Investor Classes were known as Class I and Class A, respectively.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized

E	Annualized

F	Amount represents less than $0.01 per share.

G
For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at November 30, 2012.

H	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by shares outstanding for the period.

			American Beacon Stephens Small Cap Growth Fund
	Y Class				A Class						C Class
	One Month Ended December 31,		February 24F to November 30,		One Month Ended December 31,		February 24 F to November 30,		One Month Ended December 31,		February 24 F to November 30,
	2012		2012		2012		2012		2012		2012
Net asset value, beginning of period/year	$13.54		$13.59		$12.98		$13.07		$12.91		$13.07

Income from investment operations:
Net investment (loss)	0.01		(0.02)		0.01		(0.07)		0.00		(0.06)
Net gains (losses) from securities (both realized and unrealized)	0.27		(0.03)		0.25		(0.02)		0.25		(0.10)

Total income (loss) from investment operations	0.28		(0.05)		0.26		(0.09)		0.25		(0.16)

Less distributions:
Dividends from net investment income	—		—		—		—		—		—
Distributions from net realized gains on securities	(0.84)		—		(0.84)		—		(0.84)		—

Total distributions	(0.84)		—		(0.84)		—		(0.84)		—

Redemption fees added to beneficial interests	—		—		—		—		—		—

Net asset value, end of period	$12.98		$13.54		$12.40		$12.98		$12.32		$12.91

Total returnA,B	2.07	%C	(0.37	)%C	2.01	%C	(0.69	%)C	1.94	%C	(1.22	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$4,563		$2,699		$3,131		$2,941		$349		$343
Ratios to average net assets:
Expenses, before reimbursements	1.36	%D	2.05	% D	1.79	%D	2.08	%D	3.21	%D	6.15	%D
Expenses, net of reimbursements	1.16	%D	1.21	% D	1.58	%D	1.61	%D	2.33	%D	2.35	%D
Net investment (loss), before reimbursements	0.19	%D	(1.57	)% D	0.04	%D	(1.68	)%D	(1.36	)%D	(5.71	)%D
Net investment (loss), net of reimbursements	0.38	%D	(0.73	)% D	0.25	%D	(1.21	)%D	(0.48	)%D	(1.91	)%D
Portfolio turnover rate	6	%C	45	% E	6	%C	45	%E	6	%C	45	%E

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized

D	Annualized

E	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.

F	Commencement date of operations.

			American Beacon Stephens Mid-Cap Growth Fund-Institutional Class
	One Month Ended December 31,		Year Ended November 30,
	2012		2012	A	2011	A	2010	A	2009	A	2008	A
Net asset value, beginning of period	$15.24		$13.69		$12.44		$9.63		$7.18		$13.39

Income from investment operations:
Net investment (loss)	0.02		0.00	G	(0.10	)H	(0.09	)H	(0.07)		(0.06)
Net gains (losses) from securities (both realized and unrealized)	0.20		1.55		1.35		2.90		2.52		(6.15)

Total income (loss) from investment operations	0.22		1.55		1.25		2.81		2.45		(6.21)

Less distributions:
Dividends from net investment income	—		—		—		—		—		—
Distributions from net realized gains on securities	(0.08)		—		—		—		—		—

Total distributions	(0.08)		—		—		—		—		—

Redemption fees added to beneficial interests	—		—		—		—		—		0.00	F

Net asset value, end of period	$15.38		$15.24		$13.69		$12.44		$9.63		$7.18

Total returnB,C	$1.43	%D	11.32%		10.05%		29.18%		34.12%		(46.38%)

Ratios and supplemental data:
Net assets, end of period (in thousands)	$31,005		$30,503		$13,208		$7,124		$4,552		$3,967
Ratios to average net assets:
Expenses, before reimbursements	1.31	%E	1.28%		1.65%		2.27%		3.03%		2.19%
Expenses, net of reimbursements	0.99	%E	1.03%		1.25%		1.25%		1.25%		1.25%
Net investment (loss), before reimbursements	1.37	%E	(0.62)%		(1.12)%		(1.81)%		(2.46)%		(1.57)%
Net investment (loss), net of reimbursements	1.69	%E	(0.37)%		(0.72)%		(0.79)%		(0.69)%		(0.63)%
Portfolio turnover rate	1	%D	27%		30%		20%		29%		32%

A	Prior to the reorganization on February 24, 2012, the Institutional and Investor Classes were known as Class I and Class A, respectively.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.

E	Annualized.

F	Amount represents less than $0.01 per share.

G
For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at November 30, 2012.

H	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by shares outstanding for the period.

		American Beacon Stephens Mid-Cap Growth Fund-Investor Class
	One Month Ended December 31,	Year Ended November 30,
	2012	2012A		2011A		2010A		2009A	2008A
Net asset value, beginning of period	$13.72	$12.36		$11.26		$8.74		$6.53	$12.22

Income from investment operations:
Net investment loss	0.02	(0.14	)G	(0.11	)H	(0.10	)H	(0.07)	(0.11)
Net gains (losses) from securities (both realized and unrealized)	0.17	1.50		1.21		2.62		2.28	(5.58)

Total income (loss) investment operations	0.19	1.36		1.10		2.52		2.21	(5.69)

Less distributions:
Dividends from net investment income	—	—		—		—		—	—
Distributions from net realized gains on securities	(0.08)	—		—		—		—	—

Total distributions	(0.08)	—		—		—		—	—

			American Beacon Stephens Mid-Cap Growth Fund-Investor Class
	One Month Ended December 31,		Year Ended November 30,
	2012		2012A	2011A	2010A		2009A		2008A
Redemption fees added to beneficial interests	—		—	—	0.00	F	0.00	F	0.00	F

Net asset value, end of period	$13.83		$13.72	$12.36	$11.26		$8.74		$6.53

Total returnB,C	1.37	%D	11.00%	9.77%	28.83%		33.84%		(46.56)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$18,585		$18,092	$20,034	$15,076		$9,637		$7,748
Ratios to average net assets:
Expenses, before reimbursements	1.68	%E	1.67%	1.91%	2.52%		3.32%		2.42%
Expenses, net of reimbursements	1.37	%E	1.40%	1.50%	1.50%		1.50%		1.50%
Net investment (loss), before reimbursements	0.94	%E	(1.04)%	(1.35)%	(2.06)%		(2.75)%		(1.97)%
Net investment (loss), net of reimbursements	1.26	%E	(0.76)%	(0.94)%	(1.04)%		(0.93)%		(1.05)%
Portfolio turnover rate	1	%D	27%	30%	20%		29%		32%

A	Prior to the reorganization on February 24, 2012, the Institutional and Investor Classes were known as Class I and Class A, respectively.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Annualized.

E	Not annualized.

F	Amount represents less than $0.01 per share.

G
For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at November 30, 2012.

H	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by shares outstanding for the period.

			American Beacon Stephens Mid- Cap Growth Fund

	Y Class				A Class				C Class
	One Month Ended December 31,		February 24F to November 30,		One Month Ended December 31,		February 24 F to November 30,		One Month Ended December 31,		February 24 F to November 30,
	2012		2012		2012		2012		2012		2012
Net asset value, beginning of period/year	$15.23		$15.09		$13.72		$13.62		$13.63		$13.62

Income from investment operations:
Net investment (loss)	0.02		(0.03)		0.02		(0.05)		0.02		(0.04)
Net gains (losses) from securities (both realized and unrealized)	0.21		0.17		0.17		0.15		0.18		0.05

Total income (loss) from investment operations	0.23		0.14		0.19		0.10		0.20		0.01

Less distributions:
Dividends from net investment income	—		—		—		—		—		—
Distributions from net realized gains on securities	(0.08)		—		(0.08)		—		(0.08)		—

Total distributions	(0.08)		—		(0.08)		—		(0.08)		—

Redemption fees added to beneficial interests	—		—		—		—		—		—

Net asset value, end of period	$15.38		$15.23		$13.83		$13.72		$13.75		$13.63

Total returnA,B	1.50	%C	0.93	%C	1.37	%C	0.73	%C	1.45	%C	0.07	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$374		$222		$7,302		$7,063		$302		$147
Ratios to average net assets:
Expenses, before reimbursements	1.53	%D	3.85	% D	1.81	%D	1.83	%D	2.68	%D	14.54	%D
Expenses, net of reimbursements	1.09	%D	1.09	% D	1.49	%D	1.49	%D	2.24	%D	2.24	%D
Net investment (loss), before reimbursements	0.69	%D	(3.09	)% D	0.86	%D	(1.04	)%D	0.15	%D	(13.65	)%D
Net investment (loss), net of reimbursements	1.13	%D	(0.33	)% D	1.18	%D	(0.70	)%D	0.59	%D	(1.36	)%D
Portfolio turnover rate	1	%C	27	% E	1	%C	27	%E	1	%C	27	%E

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized

D	Annualized

E	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.

F	Commencement date of operations.

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds’ website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report	Statement of Additional Information (“SAI”)
The Funds’ Annual and Semi-Annual Reports list each Fund’s actual investments as of the report’s date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds’ performance. The report of the Funds’ Independent Registered Public Accounting Firm is included in the Annual Report.

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this prospectus by reference (it is legally part of this prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the Funds or to request a copy of the documents listed above:

By Telephone:	By Mail:	By E-mail:	On the Internet:
Call 1-800-658-5811	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	americanbeaconfunds@ambeacon.com	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds and American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund, and American Beacon Stephens Mid-Cap Growth Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-4984